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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 9, 2006

                        INTERVEST BANCSHARES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          Delaware                     000-23377                13-3699013
          --------                     ---------                ----------
      (State or other                 (Commission             (IRS Employer
jurisdiction of incorporation)        File Number)        Identification Number)


     One Rockefeller Plaza, Suite 400 New York, New York        10020-2002
     ---------------------------------------------------        ----------
            (Address of Principal Executive Offices)            (Zip Code)


       Registrant's Telephone Number Including Area Code:  (212) 218-2800
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On August 9, 2006, the registrant announced the death of its Chairman and Chief Executive Officer, Jerome Dansker, age 87, who passed away last night after a brief illness. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

The following exhibit is filed with this report on Form 8-K:

     Exhibit  No.     Description
     -----------      -----------

         99.1         Press Release dated August 9, 2006


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     INTERVEST BANCSHARES CORPORATION


Date:   August 9, 2006               By:  /s/ Lowell S. Dansker
                                          ------------------------------
                                          LOWELL S. DANSKER,
                                          VICE CHAIRMAN, PRESIDENT AND TREASURER
                                          (Principal Executive and Financial
                                          Officer)